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                              The Sentinel Funds

                     Supplement dated July 14, 2004 to the
           Statement of Additional Information dated March 29, 2004



The following section is inserted after the Shareholder Services section on pages 45 - 46 of the Statement of Additional Information (SAI):


                             DEALER SERVICING FEES

         Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and this SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.